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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

October 19, 2000                                               October 19, 2000
--------------------------------------------------------------------------------
                                                               (Date of earliest
                                                                 event reported)



                            PUGET SOUND ENERGY, INC.
             (Exact name of registrant as specified in its charter)


                          -----------------------------

                          Commission File Number 1-4393

                          -----------------------------


Washington                                                           91-0374630
(State or other jurisdiction of                                   (IRS Employer
incorporation or organization)                              Identification No.)

            411 - 108th Avenue N.E., Bellevue, Washington 98004-5515
                    (Address of principal executive offices)

                                 (425) 454-6363
              (Registrant's telephone number, including area code)


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




ITEM 5. Other Events

         On October 19, 2000, the Company issued the following press release.

PUGET SOUND ENERGY REPORTS THIRD-QUARTER RESULTS

     Bellevue, Wash. (Oct. 19, 2000) -- Puget Sound Energy (NYSE: PSD) today reported income for common stock for the third quarter of 2000 of $16.8 million, or 20 cents per diluted share. Earnings for the third quarter of 2000 were in line with, or slightly ahead of, analysts' expectations, in spite of an extended outage at the company's Colstrip Unit 4 generating plant. Income for common stock for the third quarter of 1999 was $22.1 million, or 26 cents per diluted share. Earnings per share for the 1999 third quarter included a net gain of 4 cents per share related to sale and assignment of certain non-core assets and gas supply transportation contracts.

     Income for common stock for the twelve months ended Sept. 30, 2000 was $175.3 million, or $2.05 per diluted share, down slightly from income of $175.9 million, or $2.08 per diluted share for the same period a year ago.

     "We had a strong third quarter, even with the negative impact of the unscheduled outage of one of our major generating units, Colstrip Unit 4,"(see discussion below) said President and CEO William S. Weaver. "The quarter's earnings benefited from good energy margins resulting primarily from increased prices and volumes in the wholesale electric markets. Being relatively long on resources in a time of volatile energy markets again served us well.

     "The third quarter also saw the completion of a second acquisition by our unregulated subsidiary, InfrastruX Group, which we founded in June of this year to provide construction and maintenance services to the utility industry. With that acquisition, InfrastruX now has annualized revenue of over $125 million and employs more than 1,000 people," Weaver said. InfrastruX is continuing with further acquisitions of companies in that industry.

                                     -more-

Puget Sound Energy - 2

FACTORS IN THIRD-QUARTER RESULTS

     Operating revenues for the third quarter were $979.0 million, up $567.6 million from the same period a year ago. Energy margins for the quarter were up, reflecting continued growth in the number of customers served and increased wholesale sales to utilities and others.

     Third-quarter utility operations and maintenance expenses of $55.9 million were $4.5 million less than in 1999. (The higher 1999 expenses primarily reflect costs associated with Y2K readiness and electric service restoration.)

     The Colstrip Unit 4 generating plant, located in eastern Montana, went out of service on Sept. 3, 2000, because of cracks discovered in the generator shaft. The unit, which provides 225 megawatts of power to the company, is expected to be back in service later today (Oct. 19, 2000). Loss of power from this unit increased the company's cost of power and reduced energy margins.

FACTORS IN 12-MONTH RESULTS

     Operating revenues for the 12-month period were $2.8 billion, up from $2.0 billion for the same period in 1999. Twelve-month results were affected by the same factors as quarterly results.

     As in the quarter, utility operations and maintenance expenses for the 12 months were lower compared to 1999. Utility operations and maintenance expenses for the 12 months ended Sept. 30, 1999 include costs associated with Y2K readiness and restoring electric service following a number of fierce storms which occurred early in 1999.

     In addition, the results for the 12 months ended Sept. 30, 1999 were positively impacted by favorable hydroelectric conditions and a second-quarter 10-cent per share benefit, the result of a gain from the sale of the Company's investment in common stock of Cabot Oil & Gas Corp, offset in part by costs associated with a wholly-owned subsidiary's exiting certain product lines.

     The number of electric and natural gas customers served by the company increased 1.7 percent and 4.0 percent, respectively, over the 12-month period ended September 30, 2000.

THIRD-QUARTER EARNINGS ANALYST TELECONFERENCE

     Puget Sound Energy will hold an analyst conference call on third quarter earnings results on Thursday, Oct. 19, 7 a.m. PDT (10 a.m. EDT). The call will be broadcast live through a webcast at: www.pugetsoundenergy.com. To access the teleconference, go to Investor Relations and click on the Webcast icon. A replay of the conference call also will be available on the web site for later access.

                                      ###

PUGET SOUND ENERGY -- SUMMARY INCOME STATEMENT
(In thousands, except per-share amounts)
                                                   3 months ended 9/30 (1)               12 months ended 9/30
                                               ----------------------------         ------------------------------
                                                      2000            1999                    2000           1999
                                               ----------------------------         ------------------------------
Operating revenues

    Electric                                 $     886,696   $     345,257          $    2,237,589  $   1,527,268
    Gas                                             72,798          57,705                 539,051        464,744
    Other                                           19,487           8,429                  33,468         31,563
                                               ------------    ------------           -------------   ------------
       Total operating revenues                    978,981         411,391               2,810,108      2,023,575
                                               ------------    ------------           -------------   ------------

Operating expenses

    Purchased electricity                          660,249         178,815               1,334,631        774,354
    Purchased gas                                   35,885          22,185                 271,019        197,369
    Electric generation fuel                        55,381          11,531                 132,887         52,741
    Residential exchange                            (7,983)         (7,554)                (40,385)       (44,099)
    Utility operations & maintenance                55,947          60,407                 230,281        244,989
    Other operations & maintenance                  19,393           5,218                  31,803         33,787
    Depreciation & amortization                     49,677          43,191                 191,876        171,281
    Conservation Amortization                        1,188           1,814                   7,559          7,380
    Other taxes                                     42,556          36,434                 196,048        173,794
    Federal income taxes                             9,090           7,906                 113,749        110,859
                                               ------------    ------------           -------------   ------------
       Total operating expenses                    921,383         359,947               2,469,468      1,722,455
                                               ------------    ------------           -------------   ------------

Operating income                                    57,598          51,444                 340,640        301,120
Other income                                         5,273           9,805                  13,528         32,502
                                               -------------   ------------           -------------   ------------
Income before interest charges                      62,871          61,249                 354,168        333,622
Interest charges                                    43,876          36,337                 169,778        145,797
                                                                                      -------------   ------------
                                               ------------    ------------
Net Income                                          18,995          24,912                 184,390        187,825
Less pref. stock dividend accruals                   2,229           2,800                   9,137         11,907
                                               ------------    ------------           -------------   ------------
Income for common stock                      $      16,766   $      22,112          $      175,253  $     175,918

Common shares outstanding                           85,502          84,561                  85,145         84,561

                                               ------------    ------------           -------------   ------------
Basic earnings per common share              $        0.20   $        0.26          $         2.06  $        2.08
Diluted earnings per common share (2)        $        0.20   $        0.26          $         2.05  $        2.08


(1)      Partial-year results may not accurately predict full-year performance, as earnings are significantly affected by weather.

(2)      Diluted earnings per common share include the dilutive effect of securities related to employee compensation plans.



PUGET SOUND ENERGY -- UTILITY OPERATING DATA
                                           3 months ended 9/30               12 months ended 9/30
                                      ------------------------------ -----------------------------------
                                               2000            1999               2000              1999
                                      ------------------------------ -----------------------------------
Energy sales revenues

($ in thousands)
    Electricity

     Residential                    $       112,095  $      110,373  $         608,838  $       601,622
     Commercial                             119,644         109,803            487,753          468,133
     Industrial                             100,643          37,601            244,997          175,916
     Other1                                  13,298             846             36,497          (15,146)
                                      --------------    ------------    ---------------    -------------
       Subtotal, retail sales               345,680         258,623          1,378,085        1,230,525
     Sales to other utilities               541,016          86,634            859,504          296,743
                                      -------------- ---------------    --------------- ----------------
       Total electricity sales              886,696         345,257          2,237,589        1,527,268
    Gas

     Residential                             35,582          29,515            321,451          285,606
     Commercial                              24,897          17,466            160,873          128,454
     Industrial                               6,567           4,799             33,367           25,824
     Transportation                           2,997           3,192             12,086           13,612
     Other (1)                                2,755           2,733             11,274           11,248
                                      -------------- ---------------    --------------- ----------------
       Total gas sales                       72,798          57,705            539,051          464,744
                                      -------------- ---------------    --------------- ----------------
    Total energy sales revenues     $       959,494  $      402,962  $       2,776,640  $     1,992,012

-------------------------------------------------------------------- -----------------------------------

Energy sales volumes
    Electricity (in mWh)
     Residential                          1,829,843       1,822,254          9,722,088        9,800,734
     Commercial                           1,927,699       1,842,764          7,606,809        7,448,670
     Industrial                           1,037,047       1,018,430          3,979,399        4,031,362
     Other1                                   5,303          41,804            286,944           90,409
                                      --------------    ------------    ---------------    -------------
       Subtotal, retail sales             4,799,892       4,725,252         21,595,240       21,371,175
     Sales to other utilities             5,538,824       2,889,922         14,198,041       11,567,839
                                      --------------    ------------    ---------------    -------------
       Total mWh                         10,338,716       7,615,174         35,793,281       32,939,014
    Gas (in 000's of therms)
     Residential                             39,641          44,603            491,822          508,094
     Commercial                              38,420          40,439            306,781          289,180
     Industrial                              11,497          13,436             69,101           62,008
     Transportation                          46,655          50,774            214,118          239,343
                                      --------------    ------------    --------------- ----------------
       Total gas volumes                    136,213         149,252          1,081,822        1,098,625

-------------------------------------------------------------------- -----------------------------------

Customers served (2)
    Electricity
       Total electricity customers          918,412         903,062            911,848          895,682
    Gas
       Total gas customers                  582,446         559,860            575,488          550,342
-------------------------------------------------------------------- -----------------------------------

    Weather
    Actual heating degree days             269              284             4,781             5,043
    Normal heating degree days             279              279             4,928             4,909


(1) Includes change in unbilled revenues, Conservation Trust collection and Encogen non-energy sales.

(2) Quarterly data represents average served during September; 12-month data represents average for the year.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PUGET SOUND ENERGY, INC.

Date: October 19, 2000


                                                James W.Eldredge
                                                -------------------------------

                                                James W. Eldredge
                                                Corporate Secretary & Controller